EL CAPITAN PRECIOUS METALS, INC. AUDIT COMMITTEE CHARTER

ROLE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the company.

MEMBERSHIP

The membership of the Committee shall, subject to the following, consist of at least two directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

EDUCATION

The company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The company shall assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Committee relies on the expertise and knowledge of management, the internal auditors, and the public accounting firm in carrying out its oversight responsibilities. Management of the company is responsible for determining the company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company's internal policies, procedures, and controls.

EL CAPITAN PRECIOUS METALS. INC.

AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

When Performed
Audit Committee Meetings
		Winter	Spring	Summer	Fall	A/N*
1.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.					X
2.
The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
X
3.
The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.
X
4.
The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, the Internal Audit Director and the public accounting firm.
		X	X	X	X	X
5.
Provide an open avenue of communication between the internal auditors, the public accounting firm, Finance management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.
X
6.	Review and update the Audit Committee Responsibilities Checklist annually.				X
7.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accounting firm.			X
8.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X
9.	Appoint, approve the compensation of, and provide oversight of the public accounting firm.	X	X	X	X
10.	Review and approve the appointment or change in the Internal Audit Director.					X
11.	Confirm annually the independence of the public accounting firm, and quarterly review the firm’s non-audit services and related fees.			X
12.	Verify the Committee consists of the appropriate number of members who are financially literate, including at least one member who has financial sophistication.				X
13.	Review the independence of each Committee member based applicable rules.				X
14.
Inquire of Finance management, the Internal Auditor head, and the public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.
X
15.
Review with the Internal Audit Director, the public accounting firm and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of MS.
X

16.	Consider and review with the public accounting firm and the Internal Audit Director:
	a. The adequacy of the Company’s internal controls including computerized information system controls and security.			X
	b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.			X
17.	Review with Finance management any significant changes to GAAP and/or MAP policies or standards.			X
18.	Review with Finance management and the public accounting firm at the completion of the annual audit:
	a. The Company’s annual financial statements and related footnotes			X		X
	b. The public accounting firm’s audit of the financial statements and the report thereon.			X		X
	c. Any significant changes required in the public accounting firm’s audit plan.			X		X
	d. Any serious difficulties or disputes with management encountered during the course of the audit.			X		X
	e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.			X		X
19.	Review with Finance Management and the public accounting firm at least annually the Company’s critical accounting policies.			X		X
20.
Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.
X
21.	Consider and review with Finance management and the Internal Audit Director:
	a. Significant findings during the year and management’s responses thereto.					X
	b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.					X
	c. Any changes required in planned scope of their audit plan.					X
22.	The Chairman of the Audit Committee will participate in a telephone meeting among Finance management and the public accounting firm prior to earnings release.	X	X	X	X
23.	Review the periodic reports of the Company with Finance management, the Internal Audit Director and the public accounting firm prior to filing of the reports with the SEC.	X	X	X	X

24.	In connection with each period report of the Company, review:
	a. Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.	X	X	X	X
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.	X	X	X	X
25.
Review filings (including interim reporting) with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.
X
26.
Monitor the appropriate standards adopted as a code of conduct for the company. Review with Finance management and Legal and Corporate Affairs the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.
					X	X
27.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies , and programs and reports received from regulators.					X
28.	Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.	X	X	X	X
29.	Meet with the Internal Audit Director in executive sessions to discuss any matters that the Committee or the Internal Audit Director believes should be discussed privately with the Audit Committee.		X		X
30.	Meet with Finance management in executive sessions to discuss any matters that the Committee or Finance management believes should be discussed privately with the Audit Committee.					X

* As Needed